The Bank of New York Mellon Corporation

Quarterly Financial Trends

January 18, 2018

THE BANK OF NEW YORK MELLON CORPORATION - CONSOLIDATED CORPORATE EARNINGS - 12 Quarter Trend

	2015				2016				2017
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Revenue:
Investment services fees
Asset servicing	$1,038	$1,060	$1,057	$1,032	$1,040	$1,069	$1,067	$1,068	$1,063	$1,085	$1,105	$1,130
Clearing services	344	347	345	339	350	350	349	355	376	394	383	400
Issuer services	232	234	313	199	244	234	337	211	251	241	288	197
Treasury services	137	144	137	137	131	139	137	140	139	140	141	137
Total investment services fees	1,751	1,785	1,852	1,707	1,765	1,792	1,890	1,774	1,829	1,860	1,917	1,864
Investment management and performance fees (a)	867	878	829	864	812	830	860	848	842	879	901	962
Foreign exchange & other trading revenue	229	187	179	173	175	182	183	161	164	165	173	166
Distribution and servicing	41	39	41	41	39	43	43	41	41	41	40	38
Financing-related fees	40	58	71	51	54	57	58	50	55	53	54	54
Investment and other income (a)	60	104	59	93	105	74	92	70	77	122	63	(198)
Total fee revenue (a)	2,988	3,051	3,031	2,929	2,950	2,978	3,126	2,944	3,008	3,120	3,148	2,886
Net securities gains	24	16	22	21	20	21	24	10	10	—	19	(26)
Total fee and other revenue (a)	3,012	3,067	3,053	2,950	2,970	2,999	3,150	2,954	3,018	3,120	3,167	2,860
Income (loss) from consolidated investment management funds (a)	52	40	(22)	16	(6)	10	17	5	33	10	10	17
Net interest revenue	728	779	759	760	766	767	774	831	792	826	839	851
Total revenue (a)	3,792	3,886	3,790	3,726	3,730	3,776	3,941	3,790	3,843	3,956	4,016	3,728
Provision for credit losses	2	(6)	1	163	10	(9)	(19)	7	(5)	(7)	(6)	(6)
Noninterest expense	2,637	2,603	2,603	2,610	2,555	2,554	2,564	2,564	2,582	2,590	2,596	2,874
Amortization of intangible assets	66	65	66	64	57	59	61	60	52	53	52	52
Merger & integration, litigation and restructuring charges	(3)	59	11	18	17	7	18	7	8	12	6	80
Total noninterest expense	2,700	2,727	2,680	2,692	2,629	2,620	2,643	2,631	2,642	2,655	2,654	3,006
Income before taxes	1,090	1,165	1,109	871	1,091	1,165	1,317	1,152	1,206	1,308	1,368	728
Provision for income taxes	280	276	282	175	283	290	324	280	269	332	348	(453)
Net income	810	889	827	696	808	875	993	872	937	976	1,020	1,181
Net income (loss) attributable to noncontrolling interest (a)(b)	(31)	(36)	6	(3)	9	(2)	(6)	(2)	(15)	(1)	(2)	(6)
Preferred stock dividends	(13)	(23)	(13)	(56)	(13)	(48)	(13)	(48)	(42)	(49)	(35)	(49)
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$766	$830	$820	$637	$804	$825	$974	$822	$880	$926	$983	$1,126
Earnings per share (c)	$0.67	$0.73	$0.74	$0.57	$0.73	$0.75	$0.90	$0.77	$0.83	$0.88	$0.94	$1.08

Pre-tax operating margin (a)	29%	30%	29%	23%	29%	31%	33%	30%	31%	33%	34%	20%
Adjusted pre-tax operating margin - Non-GAAP (a)(d)	30%	33%	31%	30%	31%	33%	35%	32%	33%	35%	35%	23%
Return on common equity (annualized) - GAAP	8.8%	9.4%	9.1%	7.1%	9.2%	9.3%	10.8%	9.3%	10.2%	10.4%	10.6%	12.1%
Return on tangible common equity (annualized) - Non-GAAP (d)	20.3%	21.5%	20.8%	16.2%	20.6%	20.4%	23.5%	20.4%	22.2%	21.9%	21.9%	25.9%
Percent of non-US total revenue	36%	36%	37%	34%	33%	34%	36%	34%	34%	35%	36%	39%

(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).
(b) Primarily attributable to noncontrolling interests related to consolidated investment management funds.
(c) The second quarter of 2015 includes a $0.03 per share charge related to litigation and restructuring. The fourth quarter of 2015 includes an $0.11 per share charge for the impairment charge related to a court decision regarding Sentinel, litigation and restructuring charges. The first quarter, second quarter and third quarter of 2016 each include a $0.01 per share charge related to litigation and restructuring. The third quarter of 2016 also includes a $0.01 per share recovery of the previously impaired Sentinel loan. The first quarter of 2017 includes a $0.03 per share tax benefit on stock compensation. The fourth quarter of 2017 includes a $0.41 per share estimated net benefit related to U.S. tax legislation and a $0.24 charge related to severance, litigation and other charges. The fourth quarter of 2017 other charges include an asset impairment and investment securities losses related to the sale of certain securities.

(d) Non-GAAP excludes net (loss) income attributable to noncontrolling interests related to consolidated investment management funds, M&I, litigation and restructuring charges (recoveries), amortization of intangible assets, the impairment charge related to a court decision regarding Sentinel, and a recovery of the previously impaired Sentinel loan, if applicable. See "Supplemental information - Explanation of GAAP and Non-GAAP financial measures" beginning on page 23 of the Quarterly Earnings Release dated January 18, 2018 for the fourth quarter of 2017 (the "Quarterly Earnings Release"), furnished as an exhibit to the Current Report on Form 8-K to which these Quarterly Financial Trends are furnished as an exhibit. Also, see "Appendix - GAAP to Non-GAAP Reconciliations" beginning on page 17 for the reconciliation of Non-GAAP measures.

Note: See pages 4 through 7 for additional details of revenue/expense items impacting consolidated results.

3

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE - 12 Quarter Trend

	2015				2016				2017
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Investment services fees:
Asset servicing	$995	$1,011	$1,019	$986	$990	$1,017	$1,016	$1,014	$1,014	1,037	$1,058	$1,079
Securities lending	43	49	38	46	50	52	51	54	49	48	47	51
Clearing services	344	347	345	339	350	350	349	355	376	394	383	400
Issuer services	232	234	313	199	244	234	337	211	251	241	288	197
Treasury services	137	144	137	137	131	139	137	140	139	140	141	137
Total investment services fees	1,751	1,785	1,852	1,707	1,765	1,792	1,890	1,774	1,829	1,860	1,917	1,864
Investment management and performance fees (a)	867	878	829	864	812	830	860	848	842	879	901	962
Foreign exchange and other trading revenue	229	187	179	173	175	182	183	161	164	165	173	166
Distribution and servicing	41	39	41	41	39	43	43	41	41	41	40	38
Financing-related fees	40	58	71	51	54	57	58	50	55	53	54	54
Investment and other income (a)	60	104	59	93	105	74	92	70	77	122	63	(198)
Total fee revenue (a)	2,988	3,051	3,031	2,929	2,950	2,978	3,126	2,944	3,008	3,120	3,148	2,886
Net securities gains	24	16	22	21	20	21	24	10	10	—	19	(26)
Total fee and other revenue (a)	$3,012	$3,067	$3,053	$2,950	$2,970	$2,999	$3,150	$2,954	$3,018	$3,120	$3,167	$2,860
Fee revenue as a percentage of total revenue	79%	79%	81%	79%	79%	79%	79%	78%	78%	79%	78%	77%

(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).

4

THE BANK OF NEW YORK MELLON CORPORATION - Average Balances and Interest Rates - 12 Quarter Trend

	2015								2016
	March 31		June 30		Sept. 30		Dec. 31		March 31		June 30
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollar amounts in millions)

Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$22,071	0.56%	$20,235	0.56%	$20,549	0.45%	$19,301	0.45%	$14,909	0.69%	$14,394	0.68%
Interest-bearing deposits with Federal Reserve & other central banks	81,160	0.23	81,846	0.21	84,175	0.20	84,880	0.18	89,092	0.28	97,788	0.30
Federal funds sold and securities purchased under resale agreements	20,416	0.59	23,545	0.61	25,366	0.61	24,147	0.69	23,623	0.84	25,813	0.87
Margin loans	20,051	1.00	20,467	1.01	19,839	1.05	19,321	1.09	18,907	1.34	18,226	1.40
Non-margin loans:
Domestic offices	25,256	2.14	26,716	2.06	27,411	2.15	27,751	2.06	28,506	2.21	29,413	2.25
Foreign offices	12,628	1.24	13,893	1.19	14,407	1.13	14,892	1.17	13,783	1.39	12,645	1.57
Total non-margin loans	37,884	1.84	40,609	1.77	41,818	1.80	42,643	1.75	42,289	1.95	42,058	2.04
Securities:
U.S. government obligations	27,454	1.38	28,331	1.42	23,935	1.52	23,955	1.53	24,479	1.50	24,571	1.50
U.S. government agency obligations	52,744	1.68	56,332	1.77	55,624	1.76	55,441	1.81	55,966	1.79	56,050	1.68
Obligations of states and political subdivisions	5,213	2.64	5,021	2.67	4,465	2.81	4,164	2.80	3,979	2.89	3,778	2.90
Other securities	38,065	1.33	38,957	1.24	37,164	1.28	35,972	1.25	34,114	1.22	33,603	1.24
Trading securities	3,046	2.46	3,253	2.63	2,737	2.74	2,786	2.79	3,320	2.16	2,152	2.45
Total securities	126,522	1.57	131,894	1.59	123,925	1.63	122,318	1.65	121,858	1.62	120,154	1.57
Total interest-earning assets	308,104	1.07	318,596	1.08	315,672	1.08	312,610	1.08	310,678	1.16	318,433	1.14
Allowance for loan losses	(191)		(190)		(184)		(181)		(157)		(163)
Cash and due from banks	6,204		6,785		6,140		5,597		3,879		4,141
Other assets	51,966		50,808		49,700		48,849		48,845		50,563
Assets of consolidated investment funds (a)	2,328		2,280		2,125		1,715		1,309		1,246
Total Assets (a)	$368,411		$378,279		$373,453		$368,590		$364,554		$374,220

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$10,021	0.12%	$10,322	0.13%	$10,623	0.13%	$9,292	0.12%	$8,249	0.11%	$9,070	0.13%
Savings	1,429	0.30	1,326	0.27	1,279	0.27	1,217	0.27	1,235	0.27	1,175	0.39
Other time deposits	43,259	0.04	46,807	0.03	43,529	0.04	43,061	0.03	42,678	0.04	46,629	0.06
Foreign offices	104,811	0.03	112,261	—	114,322	—	106,764	—	109,855	0.03	108,248	0.01
Total interest-bearing deposits	159,520	0.04	170,716	0.02	169,753	0.02	160,334	0.01	162,017	0.04	165,122	0.03
Federal funds purchased and securities sold under repurchase agreements	13,877	(0.09)	16,732	(0.02)	14,796	(0.04)	20,349	(0.03)	18,689	0.20	18,204	0.28
Trading Liabilities	795	1.07	632	1.84	475	1.42	638	1.34	551	1.43	662	0.66
Other borrowed funds	2,108	0.50	3,795	0.37	2,823	0.35	733	1.13	781	0.96	4,628	0.48
Payables to customers and broker-dealers	10,932	0.07	11,234	0.07	11,504	0.06	12,904	0.06	16,801	0.09	16,935	0.05
Long-term debt	20,199	1.21	20,625	0.99	21,070	1.21	21,418	1.19	21,556	1.57	22,838	1.54
Total interest-bearing liabilities	207,431	0.15	223,734	0.12	220,421	0.14	216,376	0.14	220,395	0.21	228,389	0.21
Total noninterest-bearing deposits	89,592		84,890		85,046		85,878		82,944		84,033
Other liabilities	32,341		29,840		27,880		26,530		22,300		22,345
Liabilities and obligations of consolidated investment funds (a)	1,004		857		841		629		259		253
Total The Bank of New York Mellon Corporation Shareholders' Equity	37,048		37,829		38,140		38,216		37,804		38,379
Noncontrolling interest (a)	995		1,129		1,125		961		852		821
Total liabilities and shareholders' equity (a)	$368,411		$378,279		$373,453		$368,590		$364,554		$374,220
Net interest margin - GAAP		0.95%		0.98%		0.96%		0.97%		0.99%		0.97%
Net interest margin - Taxable equivalent basis - Non-GAAP (b)		0.97%		1.00%		0.98%		0.99%		1.01%		0.98%

(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).
(b) See "Appendix - GAAP to Non-GAAP Reconciliations" beginning on page 17 for the reconciliation of Non-GAAP measures.
Note: Interest and average rates were calculated on a taxable equivalent basis (Non-GAAP), at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

5

THE BANK OF NEW YORK MELLON CORPORATION - Average Balances and Interest Rates - 12 Quarter Trend (continued)

	2016				2017
	Sept. 30		Dec. 31		March 31		June 30		Sept. 30		Dec. 31
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollar amounts in millions)

Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$14,066	0.74%	$15,447	0.71%	$14,714	0.60%	$14,832	0.73%	$15,899	0.86%	$14,068	1.03%
Interest-bearing deposits with Federal Reserve & other central banks	74,102	0.20	61,672	0.18	66,043	0.35	69,316	0.41	70,430	0.50	74,961	0.54
Federal funds sold and securities purchased under resale agreements	26,376	0.93	27,233	0.97	25,312	1.07	26,873	1.29	28,120	1.67	28,417	2.11
Margin loans	18,132	1.48	17,547	1.61	15,753	1.94	15,058	2.32	13,206	2.60	14,018	2.67
Non-margin loans:
Domestic offices	30,534	2.22	32,730	2.23	30,963	2.44	30,734	2.70	29,950	2.87	30,462	2.73
Foreign offices	12,912	1.45	13,370	1.58	13,596	1.71	13,001	1.99	12,788	2.09	12,292	2.21
Total non-margin loans	43,446	1.99	46,100	2.04	44,559	2.22	43,735	2.49	42,738	2.64	42,754	2.58
Securities
U.S. government obligations	25,279	1.49	25,953	1.54	26,239	1.60	25,928	1.64	25,349	1.67	25,195	1.71
U.S. government agency obligations	56,464	1.70	57,049	1.82	56,857	1.90	59,533	1.95	61,710	2.00	62,889	2.07
Obligations of states and political subdivisions	3,598	2.98	3,461	3.08	3,373	3.11	3,298	3.09	3,226	3.06	3,010	3.10
Other securities	33,064	1.23	31,197	1.36	28,317	1.25	28,468	1.15	28,804	1.34	29,131	1.34
Trading securities	2,176	2.62	2,288	3.17	2,254	3.12	2,455	2.85	2,359	2.26	2,723	2.02
Total securities	120,581	1.58	119,948	1.70	117,040	1.74	119,682	1.74	121,448	1.81	122,948	1.85
Total interest-earning assets	296,703	1.19	287,947	1.30	283,421	1.38	289,496	1.47	291,841	1.59	297,166	1.65
Allowance for loan losses	(165)		(148)		(169)		(164)		(165)		(161)
Cash and due from banks	4,189		5,017		5,097		4,972		4,961		5,124
Other assets	49,463		50,322		46,731		47,303		48,329		48,000
Assets of consolidated investment funds (a)	1,040		1,004		1,120		908		743		657
Total Assets (a)	$351,230		$344,142		$336,200		$342,515		$345,709		$350,786

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$10,027	0.14%	$13,821	0.08%	$12,881	0.08%	$13,038	0.08%	$13,441	0.16%	$14,234	0.22%
Savings	1,201	0.41	1,152	0.42	1,094	0.61	1,014	0.75	837	0.76	787	1.09
Other time deposits	45,186	0.07	37,766	0.07	35,429	0.12	34,757	0.18	29,934	0.32	30,259	0.41
Foreign offices	98,695	(0.08)	92,942	(0.07)	90,416	(0.03)	93,527	0.05	98,278	0.10	102,483	0.09
Total interest-bearing deposits	155,109	(0.02)	145,681	(0.01)	139,820	0.03	142,336	0.09	142,490	0.16	147,763	0.17
Federal funds purchased and securities sold under repurchase agreements	9,585	0.24	11,567	0.30	18,995	0.51	17,970	0.84	21,403	1.30	20,211	1.83
Trading Liabilities	735	1.11	892	0.54	908	0.89	1,216	0.61	1,434	0.54	1,406	0.38
Other borrowed funds	2,047	0.53	1,286	0.77	2,986	0.91	3,408	1.05	4,933	1.26	6,812	1.35
Payables to customers and broker-dealers	16,873	0.07	17,091	0.07	18,961	0.16	20,609	0.30	18,516	0.42	17,868	0.49
Long-term debt	23,930	1.54	24,986	1.36	25,882	1.85	27,398	1.87	28,138	2.07	28,245	2.29
Total interest-bearing liabilities	208,279	0.19	201,503	0.19	207,552	0.33	212,937	0.42	216,914	0.57	222,305	0.65
Total noninterest-bearing deposits	81,619		82,267		73,555		73,886		70,168		69,111
Other liabilities	21,343		20,760		15,600		15,545		17,728		18,408
Liabilities and obligations of consolidated investment funds (a)	238		229		244		111		35		14
Total The Bank of New York Mellon Corporation Shareholders' Equity	39,051		38,713		38,507		39,404		40,322		40,494
Noncontrolling interest (a)	700		670		742		632		542		454
Total liabilities and shareholders' equity (a)	$351,230		$344,142		$336,200		$342,515		$345,709		$350,786
Net interest margin - GAAP		1.05%		1.16%		1.13%		1.14%		1.15%		1.14%
Net interest margin - Taxable equivalent basis - Non-GAAP (b)		1.06%		1.17%		1.14%		1.16%		1.16%		1.16%

(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).
(b) See "Appendix - GAAP to Non-GAAP Reconciliations" beginning on page 17 for the reconciliation of Non-GAAP measures.
Note: Interest and average rates were calculated on a taxable equivalent basis (Non-GAAP), at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

6

THE BANK OF NEW YORK MELLON CORPORATION
NONINTEREST EXPENSE - 12 Quarter Trend

	2015				2016				2017
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Staff	$1,485	$1,434	$1,437	$1,481	$1,459	$1,412	$1,467	$1,395	$1,472	$1,417	$1,469	$1,614
Professional, legal and other purchased services	302	299	301	328	278	290	292	325	312	319	305	338
Software and equipment	228	228	226	225	219	223	215	237	223	232	233	297
Net occupancy	151	149	152	148	142	152	143	153	136	139	141	153
Distribution and servicing	98	96	95	92	100	102	105	98	100	104	109	106
Sub-custodian	70	75	65	60	59	70	59	57	64	65	62	59
Bank assessment charges	55	59	41	2	53	52	61	53	57	59	51	53
Business development	61	72	59	75	57	65	52	71	51	63	49	66
Other	187	191	227	199	188	188	170	175	167	192	177	188
Amortization of intangible assets	66	65	66	64	57	59	61	60	52	53	52	52
Merger & integration, litigation and restructuring (recoveries) charges	(3)	59	11	18	17	7	18	7	8	12	6	80
Total noninterest expense - GAAP	$2,700	$2,727	$2,680	$2,692	$2,629	$2,620	$2,643	$2,631	$2,642	$2,655	$2,654	$3,006

Memo:
Total noninterest expense excluding amortization of intangible assets and M&I, litigation and restructuring (recoveries) charges - Non-GAAP (a)	$2,637	$2,603	$2,603	$2,610	$2,555	$2,554	$2,564	$2,564	$2,582	$2,590	$2,596	$2,874

Full-time employees at period-end	50,500	50,700	51,300	51,200	52,100	52,200	52,300	52,000	52,600	52,800	52,900	52,500

(a) See "Appendix - GAAP to Non-GAAP Reconciliations" beginning on page 17 for the reconciliation of Non-GAAP measures.

7

THE BANK OF NEW YORK MELLON CORPORATION
ASSETS UNDER MANAGEMENT, CUSTODY AND/OR ADMINISTRATION AND SECURITIES LENDING - 12 Quarter Trend

	2015				2016				2017
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Assets under management at period end: (a)
Institutional	$1,188	$1,163	$1,129	$1,127	$1,155	$1,182	$1,234	$1,182	$1,243	$1,265	$1,285	$1,346
Mutual Funds	445	454	419	420	405	398	396	381	397	418	447	453
Private Client	84	83	77	78	79	84	85	85	87	88	92	94
Assets under management	$1,717	$1,700	$1,625	$1,625	$1,639	$1,664	$1,715	$1,648	$1,727	$1,771	$1,824	$1,893	(b)

AUM at period end, by product type: (a)(c)
Equity	10%	10%	9%	9%	9%	9%	9%	9%	9%	9%	9%	9%
Fixed income	12	11	12	12	12	12	11	11	11	11	11	11
Index	21	21	19	20	19	18	18	19	19	18	18	18
Liability-driven investments (d)	30	30	32	31	33	34	35	34	34	35	35	35
Multi-asset and alternative investments	10	11	11	11	11	11	11	11	11	11	11	11
Cash	17	17	17	17	16	16	16	16	16	16	16	16
Total AUM	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	(b)

Assets under custody and/or administration at period end (in trillions) (e)	$28.5	$28.6	$28.5	$28.9	$29.1	$29.5	$30.5	$29.9	$30.6	$31.1	$32.2	$33.3	(b)
Market value of securities on loan at period end (f)	$291	$283	$288	$277	$300	$278	$288	$296	$314	$336	$382	$408

Key Market Metrics
S&P 500 Index (g)	2068	2063	1920	2044	2060	2099	2168	2239	2363	2423	2519	2674
S&P 500 Index - daily average	2064	2102	2027	2052	1951	2075	2162	2185	2326	2398	2467	2603
FTSE 100 Index (g)	6773	6521	6062	6242	6175	6504	6899	7143	7323	7313	7373	7688
FTSE 100 Index-daily average	6793	6920	6399	6271	5988	6204	6765	6923	7274	7391	7380	7477
MSCI EAFE (g)	1849	1842	1644	1716	1652	1608	1702	1684	1793	1883	1974	2051
MSCI EAFE-daily average	1818	1905	1785	1732	1593	1648	1677	1660	1749	1856	1934	2005
Barclays Capital Global Aggregate BondSM Index (g)(h)	448	442	446	442	468	482	486	451	459	471	480	485
NYSE & NASDAQ Share Volume (in billions)	187	185	206	198	218	203	186	189	186	199	179	188
JP Morgan G7 Volatility Index - daily average (i)	10.40	10.06	9.93	9.49	10.60	11.12	10.19	10.24	10.10	7.98	8.17	7.41
Average interest on excess reserves paid by the Federal Reserve	0.25%	0.25%	0.25%	0.29%	0.50%	0.50%	0.50%	0.55%	0.79%	1.04%	1.25%	1.30%

Foreign exchange rates vs. U.S. dollar:
British pound (g)	$1.48	$1.57	$1.52	$1.48	$1.44	$1.34	$1.30	$1.23	$1.25	$1.30	$1.34	$1.35
British pound - average rate	1.51	1.53	1.55	1.52	1.43	1.43	1.31	1.24	1.24	1.28	1.31	1.33
Euro (g)	1.07	1.11	1.12	1.09	1.14	1.11	1.12	1.05	1.07	1.14	1.18	1.20
Euro - average rate	1.13	1.11	1.11	1.10	1.10	1.13	1.12	1.08	1.07	1.10	1.17	1.18

(a) Excludes securities lending cash management assets and assets managed in the Investment Services business. In the third quarter of 2015, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(b) Preliminary.
(c) In the first quarter of 2017, the AUM in our Wealth Management business and our multi-class funds has been reclassified to multi-asset and alternative investments. This reclassification does not change total AUM. All prior periods have been restated.

(d) Includes currency overlay assets under management.
(e) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.1 trillion at March 31, 2015 and June 30, 2015, $1.0 trillion at Sept. 30, 2015 and Dec. 31, 2015, $1.1 trillion at March 31, 2016 and June 30, 2016, $1.2 trillion at Sept. 30, 2016, Dec. 31, 2016, March 31, 2017 and June 30, 2017, and $1.3 trillion at Sept. 30, 2017 and Dec. 31, 2017.

(f) Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $69 billion at March 31, 2015, $68 billion at June 30, 2015, $61 billion at Sept. 30, 2015, $55 billion at Dec. 31, 2015, $56 billion at March 31, 2016 and June 30, 2016, $64 billion at Sept. 30, 2016, $63 billion at Dec. 31, 2016, $65 billion at March 31, 2017, $66 billion at June 30, 2017, $68 billion at Sept. 30, 2017 and $71 billion at Dec. 31, 2017.

(g) Period end.
(h) Unhedged in U.S. dollar terms.
(i) The JP Morgan G7 Volatility Index is based on the implied volatility in 3-month currency options.

8

THE BANK OF NEW YORK MELLON CORPORATION
ASSETS UNDER MANAGEMENT NET FLOWS - 12 Quarter Trend

	2015				2016						2017
(dollar amounts in billions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr		2nd Qtr		3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Beginning balance of AUM (a)(b)	$1,686	$1,717	$1,700	$1,625	$1,625		$1,639		$1,664	$1,715	$1,648	$1,727	$1,771	$1,824

Net inflows (outflows):
Long-term strategies:
Equity	(5)	(11)	(5)	(10)	(2)		(2)		(6)	(5)	(4)	(2)	(2)	(6)
Fixed income	3	(2)	(4)	2	—		(3)		(1)	(1)	2	2	4	(2)
Liability-driven investments (c)	8	5	11	11	14		15		4	(7)	14	15	(2)	23
Multi-asset and alternative investments	1	2	2	4	—		2		7	3	2	1	3	2
Total long-term active inflows (outflows)	7	(6)	4	7	12	—	12	—	4	(10)	14	16	3	17
Index	8	(10)	(10)	(17)	(11)		(17)		(3)	(1)	—	(13)	(3)	(1)
Total long-term strategies inflows (outflows)	15	(16)	(6)	(10)	1	—	(5)	—	1	(11)	14	3	—	16
Short-term strategies:
Cash	1	(11)	(9)	1	(9)		4		(1)	(3)	13	11	10	(4)
Total net inflows (outflows)	16	(27)	(15)	(9)	(8)	—	(1)	—	—	(14)	27	14	10	12
Net market impact / Other	32	(29)	(35)	24	41		71		80	(11)	41	1	17	47
Net currency impact	(35)	39	(25)	(15)	(19)		(47)		(29)	(42)	11	29	26	10
Acquisitions	18	—	—	—	—		2		—	—	—	—	—	—

Ending balance of AUM	$1,717	$1,700	$1,625	$1,625	$1,639		$1,664		$1,715	$1,648	$1,727	$1,771	$1,824	$1,893	(d)

(a) Excludes securities lending cash management assets and assets managed in the Investment Services business. In the third quarter of 2015, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(b) In the first quarter of 2017, the AUM in our Wealth Management business and our multi-class funds has been reclassified to multi-asset and alternative investments. This reclassification does not change total AUM. All prior periods have been restated.

(c) Includes currency overlay assets under management.
(d) Preliminary.

9

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT MANAGEMENT BUSINESS - 12 Quarter Trend

	2015				2016				2017
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Revenue:
Investment management fees:
Mutual funds	$301	$312	$301	$294	$300	$304	$309	$297	$299	$314	$332	$341
Institutional clients	365	363	347	350	334	344	362	340	348	362	367	378
Wealth management	159	160	156	155	152	160	166	164	167	169	172	179
Total investment management fees (a)	825	835	804	799	786	808	837	801	814	845	871	898
Performance fees	15	20	7	55	11	9	8	32	12	17	15	50
Investment management and performance fees	840	855	811	854	797	817	845	833	826	862	886	948
Distribution and servicing	38	38	37	39	46	49	49	48	52	53	51	51
Other (a)	41	17	(5)	22	(31)	(10)	(18)	(1)	(1)	(16)	(19)	(25)
Total fee and other revenue (a)	919	910	843	915	812	856	876	880	877	899	918	974
Net interest revenue	75	77	83	84	83	82	82	80	86	87	82	74
Total revenue	994	987	926	999	895	938	958	960	963	986	1,000	1,048
Provision for credit losses	(1)	3	1	(4)	(1)	1	—	6	3	—	(2)	1
Noninterest expense (ex. amortization of intangible assets)	708	700	665	689	660	684	680	672	668	683	687	756
Amortization of intangible assets	24	25	24	24	19	19	22	22	15	15	15	15
Total noninterest expense	732	725	689	713	679	703	702	694	683	698	702	771
Income before taxes	$263	$259	$236	$290	$217	$234	$256	$260	$277	$288	$300	$276
Income before taxes (ex. intangible amortization) - Non-GAAP	$287	$284	$260	$314	$236	$253	$278	$282	$292	$303	$315	$291

Average assets	$31,361	$30,414	$30,960	$30,982	$29,971	$30,229	$30,392	$30,532	$31,067	$31,355	$31,689	$31,681

Assets under management at period end (in billions) (b)	$1,717	$1,700	$1,625	$1,625	$1,639	$1,664	$1,715	$1,648	$1,727	$1,771	$1,824	$1,893	(c)

Pre-tax operating margin	26%	26%	25%	29%	24%	25%	27%	27%	29%	29%	30%	26%
Adjusted pre-tax operating margin - Non-GAAP (d)	32%	32%	31%	34%	30%	30%	33%	33%	34%	34%	35%	31%

(a) Total fee and other revenue includes the impact of the consolidated investment management funds, net of noncontrolling interests. Additionally, other revenue includes asset servicing, treasury services, foreign exchange and other trading revenue and investment and other income.

(b) Excludes securities lending cash management assets and assets managed in the Investment Services business. In the third quarter of 2015, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(c) Preliminary.
(d) Excludes amortization of intangible assets, provision for credit losses, and distribution and servicing expense. See "Supplemental information - Explanation of GAAP and Non-GAAP financial measures" beginning on page 23 of the Quarterly Earnings Release for the reconciliation of this Non-GAAP measure. Also, see "Appendix - GAAP to Non-GAAP Reconciliations" beginning on page 17 for the reconciliation of Non-GAAP measures.

10

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS - 12 Quarter Trend

	2015				2016				2017
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Revenue:
Investment services fees
Asset servicing - ex. securities lending	$979	$995	$1,001	$970	$974	$1,001	$997	$999	$998	$1,019	$1,040	$1,061
Securities lending revenue	38	43	33	39	42	42	42	44	40	42	41	45
Clearing services	342	346	345	337	348	350	347	354	375	393	381	400
Issuer services	231	234	312	199	244	233	336	211	250	241	288	196
Treasury services	135	141	135	135	129	137	136	139	139	139	141	136
Total investment services fees	1,725	1,759	1,826	1,680	1,737	1,763	1,858	1,747	1,802	1,834	1,891	1,838
Foreign exchange and other trading revenue	212	181	179	150	168	161	177	157	153	145	154	168
Other (a)	92	117	129	127	125	130	148	128	129	136	142	135
Total fee and other revenue	2,029	2,057	2,134	1,957	2,030	2,054	2,183	2,032	2,084	2,115	2,187	2,141
Net interest revenue	629	667	662	664	679	690	715	713	707	761	777	813
Total revenue	2,658	2,724	2,796	2,621	2,709	2,744	2,898	2,745	2,791	2,876	2,964	2,954
Provision for credit losses	7	6	7	8	14	(7)	1	—	—	(3)	(2)	(2)
Noninterest expense (ex. intangible amortization)	1,822	1,874	1,853	1,791	1,770	1,819	1,812	1,786	1,812	1,889	1,837	2,060
Amortization of intangible assets	41	40	41	40	38	40	39	38	37	38	37	37
Total noninterest expense	1,863	1,914	1,894	1,831	1,808	1,859	1,851	1,824	1,849	1,927	1,874	2,097
Income before taxes	$788	$804	$895	$782	$887	$892	$1,046	$921	$942	$952	$1,092	$859
Income before taxes (ex. amortization of intangible assets) - Non-GAAP	$829	$844	$936	$822	$925	$932	$1,085	$959	$979	$990	$1,129	$896

Average loans	$45,071	$45,822	$46,222	$45,844	$45,004	$43,786	$44,329	$45,832	$42,818	$40,931	$38,038	$38,845
Average assets	$287,321	$292,264	$285,195	$281,766	$273,289	$277,225	$275,714	$269,036	$251,027	$254,724	$252,461	$260,494
Average deposits	$235,524	$238,404	$232,250	$229,241	$215,707	$221,998	$220,316	$213,531	$197,690	$200,417	$198,299	$204,680

Pre-tax operating margin	30%	30%	32%	30%	33%	33%	36%	34%	34%	33%	37%	29%
Adjusted pre-tax operating margin (ex. provision for credit losses and intangible amortization) - Non-GAAP	31%	31%	34%	32%	35%	34%	37%	35%	35%	34%	38%	30%

Investment services fees as a percentage of noninterest expense (ex. intangible amortization)	95%	94%	99%	94%	98%	97%	103%	98%	99%	97%	103%	89%

Assets under custody and/or administration at period end (in trillions) (b)	$28.5	$28.6	$28.5	$28.9	$29.1	$29.5	$30.5	$29.9	$30.6	$31.1	$32.2	$33.3	(c)

Market value of securities on loan at period end (in billions) (d)	$291	$283	$288	$277	$300	$278	$288	$296	$314	$336	$382	$408

(a) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue and investment and other income.
(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.1 trillion at March 31, 2015 and June 30, 2015, $1.0 trillion at Sept. 30, 2015 and Dec. 31, 2015, $1.1 trillion at March 31, 2016 and June 30, 2016, $1.2 trillion at Sept. 30, 2016, Dec. 31, 2016, March 31, 2017 and June 30, 2017, and $1.3 trillion at Sept. 30, 2017 and Dec. 31, 2017.

(c) Preliminary.
(d) Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $69 billion at March 31, 2015, $68 billion at June 30, 2015, $61 billion at Sept. 30, 2015, $55 billion at Dec. 31, 2015, $56 billion at March 31, 2016 and June 30, 2016, $64 billion at Sept. 30, 2016, $63 billion at Dec. 31, 2016, $65 billion at March 31, 2017, $66 billion at June 30, 2017, $68 billion at Sept. 30, 2017 and $71 billion at Dec. 31, 2017.

11

THE BANK OF NEW YORK MELLON
OTHER SEGMENT- 12 Quarter Trend

	2015				2016				2017
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Revenue:
Fee and other revenue	$85	$103	$59	$89	$129	$95	$100	$42	$72	$113	$69	$(247)
Net interest revenue (expense)	24	35	14	12	4	(5)	(23)	38	(1)	(22)	(20)	(36)
Total revenue	109	138	73	101	133	90	77	80	71	91	49	(283)
Provision for credit losses	(4)	(15)	(7)	159	(3)	(3)	(20)	1	(8)	(4)	(2)	(5)
Noninterest expense (ex. amortization of intangible assets, M&I and restructuring (recoveries) charges)	108	79	97	150	141	53	88	108	106	28	77	134
Amortization of intangible assets	1	—	1	—	—	—	—	—	—	—	—	—
M&I and restructuring (recoveries) charges	(4)	8	(2)	(4)	(1)	3	—	2	1	—	—	1
Total noninterest expense	105	87	96	146	140	56	88	110	107	28	77	135
Income (loss) before taxes	$8	$66	$(16)	$(204)	$(4)	$37	$9	$(31)	$(28)	$67	$(26)	$(413)
Income (loss) before taxes (ex. amortization of intangible assets, M&I and restructuring (recoveries) charges) - Non-GAAP	$5	$74	$(17)	$(208)	$(5)	$40	$9	$(29)	$(27)	$67	$(26)	$(412)

Average loans and leases	$1,230	$2,956	$2,656	$2,673	$1,917	$1,703	$1,941	$2,142	$1,341	$1,302	$1,182	$1,114
Average assets	$49,729	$55,601	$57,298	$55,842	$61,294	$66,766	$45,124	$44,577	$54,106	$56,436	$61,559	$58,611

12

THE BANK OF NEW YORK MELLON CORPORATION BUSINESSES

	Investment Management			Investment Services			Other						Consolidated Results
(dollar amounts in millions unless otherwise noted)	2017	2016	2015	2017	2016	2015	2017		2016		2015		2017		2016		2015
Investment services fees
Asset servicing	$96	$102	$89	$4,286	$4,141	$4,098	$1		$1		$—		$4,383		$4,244		$4,187
Clearing services	—	—	—	975	1,399	1,370	2		5		5		977		1,404		1,375
Issuer services	—	—	—	1,549	1,024	976	4		2		2		1,553		1,026		978
Treasury services	1	6	9	555	541	546	1		—		—		557		547		555
Total investment services fees	97	108	98	7,365	7,105	6,990	8		8		7		7,470		7,221		7,095
Investment management fees	3,428	3,232	3,263	67	69	70	—		—		22		3,495		3,301		3,355
Performance fees	94	60	97	—	—	—	—		—		1		94		60		98
Foreign exchange and other trading revenue	(35)	(81)	(13)	620	663	722	83		119		59		668		701		768
Distribution and servicing	207	192	152	(47)	(26)	10	—		—		—		160		166		162
Financing-related fees	(3)	(3)	(1)	222	226	222	(3)		(4)		(1)		216		219		220
Investment and other income	(120)	(84)	(10)	300	262	163	(84)		168		166		96		346		319
Total fee revenue	3,668	3,424	3,586	8,527	8,299	8,177	4	(a)	291	(a)	254	(a)	12,199	(a)	12,014	(a)	12,017	(a)
Net securities gains (losses)	—	—	1	—	—	—	3		75		82		3		75		83
Total fee and other revenue	3,668	3,424	3,587	8,527	8,299	8,177	7	(a)	366	(a)	336	(a)	12,202	(a)	12,089	(a)	12,100	(a)
Net interest revenue (expense)	329	327	319	3,058	2,797	2,622	(79)		14		85		3,308		3,138		3,026
Total revenue	3,997	3,751	3,906	11,585	11,096	10,799	(72)		380		421		15,510		15,227		15,126
Provision for credit losses	2	6	(1)	(7)	8	28	(19)		(25)		133		(24)		(11)		160
Noninterest expense (ex. amortization of intangible assets)	2,794	2,696	2,762	7,598	7,187	7,340	347		394		432		10,739		10,277		10,534
Amortization of intangible assets	60	82	97	149	155	162	—		—		2		209		237		261
Total noninterest expense	2,854	2,778	2,859	7,747	7,342	7,502	347		394		434		10,948		10,514		10,795
Income (loss) before taxes and noncontrolling interest	$1,141	$967	$1,048	$3,845	$3,746	$3,269	$(400)	(a)	$11	(a)	$(146)	(a)	$4,586	(a)	$4,724	(a)	$4,171	(a)
Income (loss) before taxes (ex. amortization of intangible assets) - Non-GAAP	$1,201	$1,049	$1,145	$3,994	$3,901	$3,431	$(400)	(a)	$11	(a)	$(144)	(a)	$4,795	(a)	$4,961	(a)	$4,432	(a)

Average loans	$16,565	$15,015	$12,545	$40,142	$44,740	$45,743	$1,232		$1,926		$2,384		$57,939		$61,681		$60,672
Average assets	$31,450	$30,170	$30,928	$254,646	$273,808	$286,617	$57,752		$54,500		$54,642		$343,848		$358,478		$372,187
Average deposits	$13,615	$15,650	$15,160	$200,235	$217,882	$233,833	$936		$6,127		$2,441		$214,786		$239,659		$251,434

Assets under management at period end (in billions) (b)	$1,893	$1,648	$1,625	$—	$—	$—	$—		$—		$—		$1,893		$1,648		$1,625
Assets under custody and/or administration at period end (in trillions) (c)	$—	$—	$—	$33.3	$29.9	$28.9	$—		$—		$—		$33.3		$29.9		$28.9
Market value of securities on loan at period end (in billions) (d)	$—	$—	$—	$408	$296	$277	$—		$—		$—		$408		$296		$277

Pre-tax operating margin	29%	26%	27%	33%	34%	30%	N/M		N/M		N/M		30%		31%		28%
Memo:

Securities lending revenue													$195		$207		$176

(a) Total fee and other revenue and income before taxes for the years 2015, 2016 and 2017 include income from consolidated investment management funds of $86 million, $26 million and $70 million, respectively, net of income attributable to noncontrolling interests of $64 million, $1 million and $24 million respectively. The net of these income statement line items of $18 million, $16 million and $37 million, respectively, are included above in fee and other revenue. The years 2015, 2016 and 2017 include losses attributable to noncontrolling interest of $4 million, $9 million and $9 million, respectively, related to other consolidated subsidiaries.

(b) Excludes securities lending cash management assets and assets managed in the Investment Services business. In the third quarter of 2015, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(c) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.0 trillion at Dec. 31, 2015, $1.2 trillion at Dec. 31, 2016 and $1.3 trillion at Dec. 31, 2017.

(d) Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $55 billion at Dec. 31, 2015, $63 billion at Dec. 31, 2016 and $71 billion at Dec. 31, 2017.

Note: See pages 10 through 12 for businesses results.
N/M - Not meaningful

13

THE BANK OF NEW YORK MELLON CORPORATION
NONPERFORMING ASSETS - 12 Quarter Trend

	2015				2016				2017
(dollar amounts in millions)	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30	Dec. 31

Nonperforming loans:
Other residential mortgages	$111	$110	$103	$102	$99	$97	$93	$91	$88	$84	$80	$78
Wealth management loans and mortgages	12	11	12	11	11	10	7	8	10	10	8	7
Commercial real estate	1	1	1	2	2	2	1	—	—	—	—	1
Lease financing	—	—	—	—	—	4	4	4	—	—	—	—
Commercial	—	—	—	—	5	—	—	—	—	—	—	—
Financial institutions	—	—	—	171	171	171	—	—	—	2	2	—

Total nonperforming loans	124	122	116	286	288	284	105	103	98	96	90	86
Other assets owned	4	5	7	6	4	5	4	4	9	4	4	4

Total nonperforming assets (a)	$128	$127	$123	$292	$292	$289	$109	$107	$107	$100	$94	$90

Nonperforming assets ratio	0.21%	0.20%	0.20%	0.46%	0.48%	0.45%	0.17%	0.17%	0.18%	0.16%	0.16%	0.15%
Nonperforming assets ratio excluding margin loans	0.30	0.30	0.28	0.67	0.69	0.63	0.23	0.23	0.24	0.21	0.21	0.15
Allowance for loan losses/nonperforming loans	153.2	150.0	156.0	54.9	56.3	55.6	141.0	164.1	167.3	171.9	178.9	184.9
Allowance for loan losses/nonperforming assets	148.4	144.1	147.2	53.8	55.5	54.7	135.8	157.9	153.3	165.0	171.3	176.7
Total allowance for credit losses/nonperforming loans	228.2	227.9	241.4	96.2	99.7	98.6	261.0	272.8	281.6	281.3	294.4	303.5
Total allowance for credit losses/nonperforming assets	221.1	218.9	227.6	94.2	98.3	96.9	251.4	262.6	257.9	270.0	281.9	290.0

(a) Loans of consolidated investment management funds are not part of BNY Mellon's loan portfolio. In 2Q15, BNY Mellon adopted the new accounting guidance included in ASU 2015-02, Consolidations.  As a result, we deconsolidated substantially all of the loans of consolidated investment management funds retroactively to Jan.1, 2015.

14

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS - 12 Quarter Trend

	2015				2016				2017
(dollar amounts in millions)	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30	Dec. 31

Allowance for credit losses:
Allowance for credit losses	$191	$190	$183	$181	$157	$162	$158	$148	$169	$164	$165	$161
Allowance for lending-related commitments	89	93	95	99	118	125	122	126	112	112	105	104
Allowance for credit losses - beginning of period	$280	$283	$278	$280	$275	$287	$280	$274	$281	$276	$270	$265

Net (charge-offs) recoveries:
Charge-offs	—	—	—	(170)	—	—	(1)	(1)	(1)	—	—	—
Recoveries	1	1	1	2	2	2	14	1	1	1	1	2
Total net (charge-offs) recoveries	1	1	1	(168)	2	2	13	—	—	1	1	2

Provision for credit losses	2	(6)	1	163	10	(9)	(19)	7	(5)	(7)	(6)	(6)

Allowance for credit losses - end of period	$283	$278	$280	$275	$287	$280	$274	$281	$276	$270	$265	$261

Allowance for loan losses	$190	$183	$181	$157	$162	$158	$148	$169	$164	$165	$161	$159
Allowance for lending-related commitments	93	95	99	118	125	122	126	112	112	105	104	102
Allowance for credit losses - end of period	$283	$278	$280	$275	$287	$280	$274	$281	$276	$270	$265	$261

Allowance for loan losses as a percentage of total loans	0.31%	0.29%	0.29%	0.25%	0.26%	0.25%	0.22%	0.26%	0.27%	0.27%	0.27%	0.26%

15

THE BANK OF NEW YORK MELLON CORPORATION
Quarterly Financial Trends
January 18, 2018

Notes:
The following transactions/changes have impacted the reporting of our results:

In the first quarter of 2016, results of credit-related activities were reclassified from the Other segment to the Investment Services segment. Also, concurrent with this reclassification, the provision for credit losses associated with the respective credit portfolios is now reflected in each business segment. All prior periods have been restated.

Beginning in the first quarter of 2016, we revised the net interest revenue for our business to reflect adjustments to our transfer pricing methodology to better reflect the value of certain deposits. This change did not impact the consolidated results.

Beginning in the first quarter of 2016, we refined the expense allocation process for indirect expenses to simplify the expenses recorded in the Other segment to include only expenses not directly attributable to the Investment Management and Investment Services operations. This change did not impact the consolidated results.

In the third quarter of 2015, results of Meriten were reclassified from the Investment Management business to the Other segment. Meriten Investment Management was sold in July 2015.

The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).

Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:
Certain Non-GAAP measures are included in this document. These measures are used by management to monitor financial performance, both on a company-wide and on a business basis. These Non-GAAP measures relate to certain revenue/expense categories, impairment charge(recovery) related to Sentinel, percentages and ratios as described in footnotes. For further information, see "Supplemental information -- Explanation of GAAP and Non-GAAP Financial Measures" in the Quarterly Earnings Release. Also, see "Appendix - GAAP to Non-GAAP Reconciliations" beginning on page 17 for the reconciliation of Non-GAAP measures. Summations may not equal due to rounding. As a result of our rounding convention and reclassifications noted above, differences may exist between the business trends data versus business data in the Form 10-Qs or other reports filed with the SEC.

16

Appendix - GAAP to Non-GAAP Reconciliations

17

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in these Quarterly Financial Trends certain Non-GAAP financial measures based on tangible common shareholders’ equity. The tangible common shareholders’ equity ratio, which excludes goodwill and intangible assets, net of deferred tax liabilities, includes changes in investment securities valuations which are reflected in total shareholders’ equity. BNY Mellon believes that the return on tangible common equity measure, which excludes goodwill and intangible assets net of deferred tax liabilities, is a useful additional measure for investors because it presents a measure of those assets that can generate income.

BNY Mellon has presented revenue measures, which exclude the effect of noncontrolling interests related to consolidated investment management funds, and expense measures, which exclude M&I, litigation and restructuring charges and amortization of intangible assets. Return on tangible common equity and operating margin measures, which exclude some or all of these items, as well as the impairment charge(recovery) related to Sentinel, are also presented. Operating margin measures may also exclude the provision for credit losses and distribution and servicing expense. BNY Mellon believes that these measures are useful to investors because they permit a focus on period-to-period comparisons, which relate to the ability of BNY Mellon to enhance revenues and limit expenses in circumstances where such matters are within BNY Mellon’s control. M&I expenses primarily relate to acquisitions and generally continue for approximately three years after the transaction. Litigation charges represent accruals for loss contingencies that are both probable and reasonably estimable, but exclude standard business-related legal fees. Restructuring charges relate to our streamlining actions and Operational Excellence Initiatives. Excluding these charges mentioned above permits investors to view expenses on a basis consistent with how management views the business.

The presentation of income (loss) from consolidated investment management funds, net of net income (loss) attributable to noncontrolling interests related to the consolidation of certain investment management funds permits investors to view revenue on a basis consistent with how management views the business. BNY Mellon believes that these presentations, as a supplement to GAAP information, give investors a clearer picture of the results of its primary businesses.

Net interest revenue (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP include the tax equivalent adjustments on tax-exempt income which allows for comparisons of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

18

THE BANK OF NEW YORK MELLON CORPORATION
PRE-TAX OPERATING MARGIN RATIO RECONCILIATION - 12 QUARTER TREND

	2015				2016				2017
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Income before income taxes – GAAP	$1,090	$1,165	$1,109	$871	$1,091	1,165	1,317	$1,152	$1,206	$1,308	$1,368	$728
Less: Net income (loss) attributable to noncontrolling interests of consolidated investment management funds	31	37	(5)	5	(7)	4	9	4	18	3	3	9
Add: Amortization of intangible assets	66	65	66	64	57	59	61	60	52	53	52	52
M&I, litigation and restructuring charges (recoveries)	(3)	59	11	18	17	7	18	7	8	12	6	80
Impairment charge (recovery) related to Sentinel	—	—	—	170	—	—	(13)	—	—	—	—	—
Income before income taxes, as adjusted – Non-GAAP (a)	$1,122	$1,252	$1,191	$1,118	$1,172	$1,227	$1,374	$1,215	$1,248	$1,370	$1,423	$851

Fee and other revenue – GAAP	$3,012	$3,067	$3,053	$2,950	$2,970	$2,999	$3,150	$2,954	$3,018	$3,120	$3,167	$2,860
Income (loss) from consolidated investment management funds – GAAP	52	40	(22)	16	(6)	10	17	5	33	10	10	17
Net interest revenue – GAAP	728	779	759	760	766	767	774	831	792	826	839	851
Total revenue – GAAP	3,792	3,886	3,790	3,726	3,730	3,776	3,941	3,790	3,843	3,956	4,016	3,728
Less: Net income (loss) attributable to noncontrolling interests of consolidated investment management funds	31	37	(5)	5	(7)	4	9	4	18	3	3	9
Total revenue, as adjusted – Non-GAAP (a)	$3,761	$3,849	$3,795	$3,721	$3,737	$3,772	$3,932	$3,786	$3,825	$3,953	$4,013	$3,719

Pre-tax operating margin - GAAP (b)(c)	29%	30%	29%	23%	29%	31%	33%	30%	31%	33%	34%	20%
Adjusted pre-tax operating margin – Non-GAAP (a)(b)(c)	30%	33%	31%	30%	31%	33%	35%	32%	33%	35%	35%	23%

(a) Non-GAAP information for all periods presented excludes net income (loss) attributable to noncontrolling interests of consolidated investment management funds, amortization of intangible assets and M&I, litigation and restructuring charges. Non-GAAP information for 4Q15 also excludes the impairment charge related to a court decision regarding Sentinel. Non-GAAP information for 3Q16 also excludes a recovery of the previously impaired Sentinel loan.

(b) Income before taxes divided by total revenue.
(c) Our GAAP earnings include tax-advantaged investments such as low income housing, renewable energy, corporate/bank-owned life insurance and tax-exempt securities. The benefits of these investments are primarily reflected in tax expense. If reported on a tax-equivalent basis, beginning with 2015, these investments would increase revenue and income before taxes by $64 million for 1Q15, $52 million for 2Q15, $53 million for 3Q15, $73 million for 4Q15, $77 million for 1Q16, $74 million for 2Q16, $74 million for 3Q16, $92 million for 4Q16, $101 million for 1Q17, $106 million for 2Q17, $102 million for 3Q17 and $66 million for 4Q17, and would increase our pre-tax operating margin by approximately 1.2% for 1Q15, 0.9% for 2Q15, 1.0% for 3Q15, 1.5% for 4Q15, 1.4% for 1Q16, 1.3% for 2Q16, 1.2% for 3Q16, 1.7% for 4Q16, 1.8% for 1Q17 and 2Q17, 1.6% for 3Q17 and 1.4% for 4Q17.

19

THE BANK OF NEW YORK MELLON CORPORATION
RETURN ON TANGIBLE COMMON EQUITY RECONCILIATION - 12 QUARTER TREND

	2015				2016				2017
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$766	$830	$820	$637	$804	$825	$974	$822	$880	$926	$983	$1,126
Add: Amortization of intangible assets	66	65	66	64	57	59	61	60	52	53	52	52
Less: Tax impact of amortization of intangible assets	23	21	23	22	20	21	21	19	18	19	17	18
Net income applicable to common shareholders of The Bank of New York Mellon Corporation excluding amortization of intangible assets – Non-GAAP	$809	$874	$863	$679	$841	$863	$1,014	$863	$914	$960	$1,018	$1,160

Average common shareholders’ equity	$35,486	$35,516	$35,588	$35,664	$35,252	$35,827	$35,767	$35,171	$34,965	$35,862	$36,780	$36,952
Less: Average goodwill	17,756	17,752	17,742	17,673	17,562	17,622	17,463	17,344	17,338	17,408	17,497	17,518
Average intangible assets	4,088	4,031	3,962	3,887	3,812	3,789	3,711	3,638	3,578	3,532	3,487	3,437
Add: Deferred tax liability – tax deductible goodwill (a)	1,362	1,351	1,379	1,401	1,428	1,452	1,477	1,497	1,518	1,542	1,561	1,034
Deferred tax liability – intangible assets (a)	1,200	1,179	1,164	1,148	1,140	1,129	1,116	1,105	1,100	1,095	1,092	718
Average tangible common shareholders’ equity – Non-GAAP	$16,204	$16,263	$16,427	$16,653	$16,446	$16,997	$17,186	$16,791	$16,667	$17,559	$18,449	$17,749

Return on tangible common equity – Non-GAAP (b)	20.3%	21.5%	20.8%	16.2%	20.6%	20.4%	23.5%	20.4%	22.2%	21.9%	21.9%	25.9%

(a) Deferred tax liabilities are based on fully phased-in Basel III capital rules. Deferred tax liabilities at Dec. 31, 2017 have been remeasured at the lower statutory corporate tax rate.
(b) Quarterly returns are annualized.

20

THE BANK OF NEW YORK MELLON CORPORATION
NONINTEREST EXPENSE RECONCILIATION - 12 QUARTER TREND

	2015				2016				2017
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Total noninterest expense -GAAP	$2,700	$2,727	$2,680	$2,692	$2,629	$2,620	$2,643	$2,631	$2,642	$2,655	$2,654	$3,006
Less: Amortization of intangible assets	66	65	66	64	57	59	61	60	52	53	52	52
M&I, litigation and restructuring charges (recoveries)	(3)	59	11	18	17	7	18	7	8	12	6	80
Total noninterest expense excluding amortization of intangible assets and M&I, litigation and restructuring charges (recoveries) - Non-GAAP	$2,637	$2,603	$2,603	$2,610	$2,555	$2,554	$2,564	$2,564	$2,582	$2,590	$2,596	$2,874

21

THE BANK OF NEW YORK MELLON CORPORATION
PRE-TAX OPERATING MARGIN - INVESTMENT MANAGEMENT BUSINESS - 12 QUARTER TREND

	2015				2016				2017
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Income before income taxes – GAAP	$263	$259	$236	$290	$217	$234	$256	$260	$277	$288	$300	$276
Add: Amortization of intangible assets	24	25	24	24	19	19	22	22	15	15	15	15
Provision for credit losses	(1)	3	1	(4)	(1)	1	—	6	3	—	(2)	1
Adjusted income before income taxes excluding amortization of intangible assets and provision for credit losses – Non-GAAP	$286	$287	$261	$310	$235	$254	$278	$288	$295	$303	$313	$292

Total revenue – GAAP	$994	$987	$926	$999	$895	$938	$958	$960	$963	$986	$1,000	$1,048
Less: Distribution and servicing expense	97	95	94	92	100	102	104	98	101	104	110	107
Adjusted total revenue net of distribution and servicing expense – Non-GAAP	$897	$892	$832	$907	$795	$836	$854	$862	$862	$882	$890	$941

Pre-tax operating margin - GAAP (a)	26%	26%	25%	29%	24%	25%	27%	27%	29%	29%	30%	26%
Adjusted pre-tax operating margin excluding amortization of intangible assets, provision for credit losses, and distribution and servicing expense – Non-GAAP (a)	32%	32%	31%	34%	30%	30%	33%	33%	34%	34%	35%	31%

(a) Income before taxes divided by total revenue.

22

THE BANK OF NEW YORK MELLON CORPORATION
NET INTEREST MARGIN RECONCILIATION - 12 QUARTER TREND

	2015				2016				2017
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Net interest revenue - GAAP	$728	$779	$759	$760	$766	$767	$774	$831	$792	$826	$839	$851
Add: Tax equivalent adjustment	15	15	14	14	14	13	12	12	12	12	12	11
Net interest revenue - (FTE) - Non-GAAP	$743	$794	$773	$774	$780	$780	$786	$843	$804	$838	$851	$862

Average interest-earning assets	$308,104	$318,596	$315,672	$312,610	$310,678	$318,433	$296,703	$287,947	$283,421	$289,496	$291,841	$297,166

Net interest margin - GAAP (a)	0.95%	0.98%	0.96%	0.97%	0.99%	0.97%	1.05%	1.16%	1.13%	1.14%	1.15%	1.14%
Net interest margin - (FTE) - Non-GAAP (a)	0.97%	1.00%	0.98%	0.99%	1.01%	0.98%	1.06%	1.17%	1.14%	1.16%	1.16%	1.16%

(a) Net interest margin is annualized.

23